Exhibit 10.02

EDISON ONCOLOGY HOLDING CORP.

CONVERTIBLE NOTE SUBSCRIPTION AGREEMENT

THE NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE U.S. STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE U.S. STATE SECURITIES LAWS.

To: Edison Oncology Holding Corp.

3475 Edison Way, Suite R

Menlo Park, CA 94025

Attention: Jeffrey Bacha, CEO

Ladies and Gentlemen:

The undersigned subscriber (hereafter, the “Subscriber”) hereby subscribes for a Convertible Note Offering (the “Notes” or “Securities”) in Edison Oncology Holding Corp., a Nevada corporation (the “Company”).

RECITALS

WHEREAS, the Company proposes, among other things, pursuant to this Agreement (the “Agreement”) (i) to issue and sell to the Subscriber a convertible promissory note, in substantially the form attached hereto as Exhibit A (as amended and/or restated from time to time, the “Note”), and (ii) to issue and sell additional convertible promissory notes, each in a substantially similar form to the Note (as amended and/or restated from time to time, together with the Note, the “Notes”), to certain other persons or entities identified by the Company, in its sole discretion, from time to time (together with the Subscriber, the “Subscribers”), in an aggregate principal amount up to $5,000,000, pursuant to note subscription agreements in forms substantially similar to this Agreement (such agreements, as amended and/or restated from time to time, collectively, the “Note Subscription Agreements,” and together with this Agreement, in each case as amended and/or restated from time to time, the “Agreements”).

WHEREAS, on the terms and subject to the conditions set forth herein, the Subscriber is willing to purchase from the Company, and the Company is willing to issue and sell to the Subscriber, the Note, in the principal amount set forth opposite the Subscriber’s name on the Subscriber’s signature page hereto.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

©2021 Edison Oncology Holding Corp.

1.	The Note.

(a)             Subscription. Subject to the terms and conditions hereof, the Subscriber hereby irrevocably subscribes to acquire Notes of the Company and to deposit such funds in the principal amount set forth opposite the Subscriber’s name on the signature page hereto (the “Purchase Price”) as provided by Section 8 below. The minimum investment accepted is $50,000.00, subject to the discretion of the Company to accept lesser amounts.

(b)             Acceptance of Agreement. It is understood and agreed that this Agreement is made subject to the following terms and conditions:

(i)             This subscription may be accepted or rejected by the Company, in its sole discretion, for any reason whatsoever.

(ii)             If this subscription is accepted by the Company, the Company will countersign the signature page to this Agreement executed by the Subscriber.

(iii)             If this subscription is rejected by the Company, the Company shall give prompt notice of such rejection to the Subscriber and shall takesuch actions as may be necessary to cause the prompt return of funds to the Subscriber,without deduction or set-off.

(c)          Delivery of Note. The sale and purchase of the Note shall take place at a closing (the “Closing”) to be held on a date determined by the Company in its sole discretion. At the Closing, the Company will deliver to the Subscriber the Note to be purchased by the Subscriber, against delivery to the Company the Purchase Price by the Subscriber. The Note will be registered in the Subscriber’s name in the Company’s records.

(d)          Use of Proceeds. The proceeds of the sale and issuance of the Note shall be used for the development of the Company’s product candidates and for general corporate purposes.

(e)          Additional Notes. The Company may, in its sole discretion, issue and sell additional Notes in amounts up to an aggregate of $5,000,000 in forms substantially similar to the Note to certain persons and entities identified by the Company from time to time, in its sole discretion, pursuant to Note Subscription Agreements in forms substantially similar to this Agreement.

2.                   Representations and Warranties of the Company. The Company represents and warrants to the Subscriber that:

(a)          Due Incorporation, Qualification, etc. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a material adverse effect on the Company.

(b)          Authority. The execution, delivery and performance by the Company of each of this Agreement, the Note, and the Escrow Agreement (as defined below) (collectively, the “Transaction Documents”) to be executed by the Company and the consummation of the transactions contemplated thereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company.

©2021 Edison Oncology Holding Corp.

(c)          Enforceability. Each Transaction Document executed, or to be executed, by the Company has been, or will be, duly executed and delivered by the Company and constitutes, or will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(d)          No “Bad Actor” Disqualification. The Company has exercised reasonable care, in accordance with Securities and Exchange Commission rules and guidance, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act of 1933, as amended (“Securities Act”) (“Disqualification Events”). To the Company’s knowledge, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of theCompany; any beneficial owner of 20% or more of the Company’s outstanding voting equitysecurities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Note; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Note (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

3.                   Representations and Warranties of the Subscriber. The Subscriber represents and warrants to the Company upon the acquisition of a Note as follows:

(a)          The Subscriber. The Subscriber, if a natural person, is over 21 years of age, a citizen of the United States and legally competent to execute this Agreement and to make the representations and warranties contained herein. If the Subscriber is a corporation, partnership, trust or other organization (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed and is duly qualified to do business in all other jurisdictionswhere such qualification is necessary in light of the Subscriber's activities (except where the failure tobe so qualified would not have a material adverse effect on the business or assets of the Subscriber orthe ability of the Subscriber to perform its obligations under this Agreement ); (ii) it hasall the requisite power and authority to invest in the Company as provided herein; (iii) such investmentwill not result in any violation of or conflict with any term of the organizational documents of the Subscriber or any law or regulation applicable to it; (iv) such investment has been duly authorized byall necessary action on behalf of the Subscriber; (v) this Agreement has, pursuant to proper authority, been duly executed and delivered on behalf of the Subscriber and constitutes a legal,valid and binding agreement of the Subscriber, enforceable against the Subscriber in accordance withits terms; and (vi) the Subscriber has not been organized or reorganized for the specific purpose, or forthe purpose among other purposes, of acquiring the security of the Company. The Subscriber shall, upon request by the Company, furnish to the Company true and correct copies of any instruments governing the Subscriber, including all amendments thereto, which the Company determines, in its reasonable discretion, are relevant to the execution, delivery and performance by the Subscriber of this Agreement, and any other related document to which the Subscriber is a party.

©2021 Edison Oncology Holding Corp.

(b)          Binding Obligation. The Subscriber has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes a valid and binding obligation of the Subscriber, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(c)          No Conflicts. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of the Subscriber’s obligations hereunder and will not conflict with, or result in any violation of or default under, any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any ofits properties are bound, or any permit, franchise, judgment, decree, statute, rule or regulation applicable to the Subscriber or its properties.

(d)          Acquiring for Own Purpose. The Subscriber is acquiring the security of the Company solely for its own account for investment and not with a view to distribution or resale. The Subscriber will not sell, hypothecate, pledge or otherwise dispose of the security of the Company in whole or in part except as permitted unless the security of the Company either has been registered under the Securities Act, and any other applicable state or non-U.S. securities law, or is exempt from the registration requirements of the Securities Act and any such other securities laws.

(e)          Subscriber Knowledge. The Subscriber has sufficient knowledge and experience in business and financial matters to evaluate the Fund, its proposed activities and the risks and merits of this investment. The Subscriber has the ability to accept the risk and lack of liquidity inherent in an investment in the security of the Company.

(f)           Limited Operating History of the Company. The Subscriber recognizes that (i) the Company has limited financial or operating history and (ii) an investment in the Company involves certain risks, and the Subscriber has reviewed and understands all of the risk factors related to a purchase of the security of the Company set forth in Schedule II hereof.

(g)          Access to Information. The Subscriber acknowledges that the Company has given the Subscriber access to the corporate records and accounts of the Company and to all information reasonably available to the Company that the Subscriber has requested, has made its officers and representatives available for interview by the Subscriber, and has furnished the Subscriber with all documents and other information required for the Subscriber to make an informed decision with respect to the purchase of the Note.

(h)          No Reliance on Other Information. Without limiting the foregoing, the Subscriber represents that it is not relying on any written or oral representations or written or oral information in connection with the offering of the securities which is not contained in this Agreement and the Exhibits and Schedules thereto.

(i)           Independent Legal Advice. The Subscriber has been advised to consult with its own attorney regarding legal matters concerning the Company and to consult with an independent tax adviser regarding the tax consequences of an investment in the Company.

©2021 Edison Oncology Holding Corp.

(j)           Securities Law Compliance. The Subscriber has been advised that the Note and the underlying securities have not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Subscriber is aware that the Company is under no obligation to effect any such registration with respect to the Note or the underlying securities or to filefor or comply with any exemption from registration. The Subscriber has not been formed solely for the purpose of making this investment and is purchasing the Note to be acquired by the Subscriber hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or forresale in connection with, the distribution thereof, and Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. The Subscriber has such knowledgeand experience in financial and business matters that the Subscriber is capable of evaluating the meritsand risks of such investment, is able to incur a complete loss of such investment without impairing theSubscriber’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time. The Subscriber is an “accredited investor” as such term is defined in Rule 501of Regulation D under the Securities Act and shall submit to the Company such further assurances ofsuch status as may be reasonably requested by the Company. The residency of the Subscriber (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forthbeneath the Subscriber’s name on the signature page hereto.

(k)          Accredited Investor. The Subscriber is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act (an “Accredited Investor”) based on meeting the criteria on Schedule I to this Agreement.

(l)           Compliance Obligations. The Subscriber acknowledges that the Company seeks to comply with all applicable anti-money laundering laws and regulations. In furtherance of such efforts, the Subscriber hereby represents and agrees that: (i) no part of the funds used by Subscriber to acquire the security of the Company has been, directly or indirectly derived from, or related to, any activity that contravenes federal, state, or international laws and regulations, including anti-money laundering laws and regulations; (ii) no payment to the Company by the Subscriber will, to the best of the Subscriber’s knowledge, cause the Company or any other person related to the Company to be in violation of any applicable anti-money laundering laws and regulations including without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001 and the U.S. Department of the Treasury Office of Foreign Assets Control (OFAC) regulations; and (iii) if the Subscriber is an investment entity, it has (A) an appropriate anti-money laundering program that complies with all applicable laws, rules and regulations and is designed to detect and report any activity that raises suspicion of money laundering activities, and (B) obtained appropriate background information regarding all of its officers and beneficial owners. The Subscriber agrees to provide the Company all information that may be reasonably requested from time to time to comply with applicable U.S. anti-money laundering laws and regulations.

(m)          No “Bad Actor” Disqualification Events. Neither (i) Subscriber, (ii) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (iii) any beneficial owner of any of the Company’s voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by the Subscriber is subject to any Disqualification Event (as defined in Section 2(d)), except for Disqualification Events covered by Rule 506(d)(2) or (d)(3) under the Securities Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to the Company.

©2021 Edison Oncology Holding Corp.

(n)          Subscriber Due Diligence. The Subscriber is a sophisticated investor capable of performing its own independent diligence, research and analysis and it has completed its own diligence, research and analysis and is relying solely on such work in making its investment decision in the Company. The Subscriber is not relying on the advice of, and has not received any recommendation from, the Company or any of its affiliates, or any representatives of such entities with reference to its decision to invest in the Company.

4.                   Indemnification. The Subscriber acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties made by the Subscriber herein and that the Company is relying on such representations and warranties in making its determination to accept or reject this Agreement. The Subscriber hereby agrees to indemnify and hold harmless each of the Company, its officers and directors, or any ofits affiliates, or any representatives of such entities with reference to its decision to investin the Company from and against any and all loss, damage or liability due to or arising out of a breachof any representation or warranty of the Subscriber contained in this Subscription.

5.            Restrictions on Transfers of the Security Being Issued by the Company. The Subscriber acknowledges that there are restrictions on the transferability of the Notes and the shares of common stock issued upon conversion of the Notes (collectively “Securities”) being issued by the Company. The Securities being issued by the Company may not be transferred, pledged or resoldunless they are registered or entitled to an exemption from the registration requirements under the Securities Act and applicable state securities laws. Any transfer must comply with all applicable securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of a Subscriber, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Subscriber under this Agreement. Subscriber agrees to the imprinting, so long as is required by state or federal securities law, of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

©2021 Edison Oncology Holding Corp.

6.                   No Revocation. The Subscriber agrees that this Agreement is irrevocableand shall survive the dissolution, termination, liquidation, death or disability of the Subscriber, except as provided in Section 7 below.

7.                   Termination of Agreement. If this Agreement is rejected by the Company, then this Agreement shall be null and void and of no further force and effect and no party shall have any rights against any other party hereunder. Upon rejection by the Company, the funds, without interest, deduction or set-off, will be returned to Subscriber within ten (10) days ofsuch rejection.

8.                   Payment of Subscription. The amount of the undersigned’s subscription is set forth on the Signature Page hereof, which dollar amount represents the investment amount to be made by the Subscriber. The investment amount shall be paid by the Subscriber at the time of the delivery of this Agreement by wire transfer in accordance with the instructions set forth below, and will be held in escrow by FIRST WESTERN TRUST BANK, as escrow agent (the “Escrow Agent”) pursuant to an Escrow Agreement (the “Escrow Agreement”), in a separate noninterest-bearing escrow account pending the acceptance or rejection by the Company of this Agreement.

The following are the wire transfer instructions of the Escrow Agent for the Company’s escrow:

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9.           Placement Agent. The Company has engaged Colorado Financial Service Corporation (“CSFC”) as its non-exclusive placement agent for this offering. CSFC shall receive a Cash Fee equal to 10.0% of the total amount raised in this offering and an additional cash fee of up to $50,000 pro rata based on capital raised between $3,000,001 - $5,000,000. (the “Financing Fee”). The Financing Fee shall be paid based only on those investors introduced to the Company by CFSC (the “Introduced Subscribers”). For all other Subscribers that are not Introduced Subscribers that subscribe for Notes (“Other Subscribers”), CSFC shall receive an administrative fee of 3.0% (the “Administrative Fee”) based on the total amount raised from Other Subscribers. In addition, CSFC shall receive up to 300,000 shares of restricted common stock pro rata based on up to $3,000,000 in gross proceeds raised from both Introduced Subscribers and Other Subscribers.

©2021 Edison Oncology Holding Corp.

10.           Confidentiality. The information contained herein is of a confidential nature and that such recipient will treat such information in a strictly confidential manner and that such recipient will not, directly or indirectly, disclose or permit its affiliates or representatives to disclose, any information to any other person or entity, or reproduce such information, in whole or in part, without the prior written consent of the Company.

11.	Miscellaneous.

(a)          Waivers and Amendments. Any provision of this Agreement and the Note may be amended, waived or modified only upon the written consent of the Company and Subscribers holding a majority of all principal then owing pursuant to outstanding Notes issued pursuant to the Agreements (“Majority in Interest”). Any amendment or waiver effected in accordance with this paragraph shall be binding upon all of the Subscribers with respect to their Notes, provided all Note holders are treated equally in an amendment, modification or waiver.

(b)          Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflicts of law provisions of the State of Nevada or of any other state.

(c)          Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(d)          Successors and Assigns. The rights and obligations of the Company and the Subscriber pursuant to this Agreement shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(e)          Entire Agreement. This Agreement together with the Note constitute and contain the entire agreement between the Company and Subscriber and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(f)           Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party as follows: (i) if to the Subscriber, at the Subscriber’s address, electronic mail or facsimile number set forthon the signature page hereto, or at such other address as the Subscriber shall have furnished the Company in writing, or (ii) if to the Company, Attn: Jeffrey Bacha, 3475 Edison Way, Suite R, MenloPark, California 94025, jb@eohc.com or at such other address as the Company shall have furnished to the Subscriber. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation) or electronic mail, (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

(g)          Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Any signature page delivered electronically or by facsimile (including without limitation transmission by .pdf) shall be binding to the same extent as an original signature page.

©2021 Edison Oncology Holding Corp.

THE SUBSCRIBER’S REPRESENTATIONS AND WARRANTIES SET FORTH HEREIN, INCLUDING THE INFORMATION SET FORTH ON THE FOLLOWING SIGNATURE PAGE, ARE TRUE AND ACCURATE AS OF THE DATE HEREOF AND SHALL BE TRUE AND ACCURATE AS OF THE DATE OF SALE OF THE SECURITY BEING ISSUED BY THE COMPANY AND SHALL SURVIVE SUCH DATE. IF IN ANY RESPECT SUCH REPRESENTATIONS AND WARRANTIES SHALL NO LONGER BE TRUE AND ACCURATE PRIOR TO SALE OF THE SECURITY OF THE COMPANY, THE UNDERSIGNED SHALL GIVE IMMEDIATE NOTICE OF SUCH FACT TO THE COMPANY, EDISON ONCOLOGY HOLDING CORP.: 3574 EDISON WAY, SUITE R, MENLO PARK, CA, 94025, ATTENTION: CHAIRMAN, SPECIFYING WHICH REPRESENTATIONS AND WARRANTIES ARE NOT TRUE AND ACCURATE AND THE REASON THEREFOR.

(SIGNATURE PAGE FOLLOWS; PLEASE COMLPETE)

©2021 Edison Oncology Holding Corp.